Eaton Vance Management

Two International Place

Boston, MA 02110

(617) 482-8260

www.eatonvance.com

June 19, 2020

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re:	Eaton Vance Mutual Funds Trust (the “Registrant”) (1933 Act File No. 002-90946) on behalf of Eaton Vance Short Duration High Income Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a Prospectus dated March 1, 2020 as revised June 15, 2020. The purpose of the filing is to submit the 497(e) filing dated June 15, 2020 in XBRL for the Fund.

Please contact me at (617) 672-8535 if you have any questions or comments.

Very truly yours,

/s/ Linda K. Nishi

Linda K. Nishi

Assistant Vice President